EXHIBIT 10.5
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                              AMENDED AND RESTATED

                        INTERSTATE HOTELS & RESORTS, INC.

                                 INCENTIVE PLAN

                                    ARTICLE I

                                   DEFINITIONS

         1.1 "AFFILIATE" means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Interstate Hotels & Resorts, Inc.

         1.2 "AGGREGATE LIMIT" means 15% of the aggregate number of shares of Common Stock issued and outstanding as of the end of the preceding fiscal year; provided, that for the year in which the Merger is consummated, the Aggregate Limit shall mean the number of issued and outstanding shares of Common Stock as of the calendar day after the effective time of the Merger times 15%; and further provided that, notwithstanding the foregoing and subject to Article XI, no more than 1,000,000 shares of Common Stock shall be available for Awards of Options under the Plan which are intended to be qualified as "incentive stock options" within the meaning of Section 422 of the Code.

         1.3 "AGGREGATE NUMBER OF AWARD SHARES" means the total of (i) the number of shares of Common Stock covered by outstanding Awards under the Plan;
(ii) the number of shares of Common Stock issued pursuant to Awards under the Plan; and (iii) if the Merger is completed, the number of shares of Common Stock covered by outstanding unexercised options granted under the Interstate Hotels Corporation 1999 Equity Incentive Plan.

         1.4 "AGREEMENT" means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Shares or an Option or Incentive Award granted to such Participant.

         1.5 "AWARD" means any of an Incentive Award, an Option, an award of Performance Shares, or a Stock Award.

         1.6      "BOARD" means the Board of Directors of the Company.

         1.7 "CHANGE IN CONTROL," shall, unless in the case of a particular Award, the applicable Agreement states otherwise or contains a different definition of "Change in Control," be deemed to occur upon:

                   (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
         Act) (a "Person") other than a Permitted Acquiror of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change of Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition which complies with clauses (A), (B) and (C) of subsection (v) of this
         Section 1.7, or (IV) in respect of an award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

                  (ii) Individuals who, on the date hereof, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided that (A) any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; (B) no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or


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         threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; and (C) any individual elected to the Board in connection with the Merger shall be an Incumbent Director;

                  (iii)  the dissolution or liquidation of the Company;

                  (iv) the sale of all or substantially all of the business or assets of the Company; or

                  (v) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the directors of the Surviving Corporation (the "Parent Corporation"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Company's Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than a Permitted Acquiror or any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

                  (vi) Notwithstanding any provision of this Section 1.7 to the contrary, any acquisition of the securities of the Company by any Person in connection with the Merger shall not be deemed to be a "Change of Control."

         1.8 "CODE" means the Internal Revenue Code of 1986, and any amendments thereto.

         1.9 "COMMITTEE" means the Compensation Committee of the Board or a subcommittee thereof comprised of at least two (2) directors each of whom is a non-employee director within the meaning of Securities and Exchange Commission Rule 16b-3 and an outside director within the meaning of Section 162(m) of the Code.

         1.10 "COMMON STOCK" means the common stock, $0.01 par value, of the Company.

         1.11 "COMPANY" means Interstate Hotels & Resorts, Inc., a Delaware corporation.

         1.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and as in effect on the effective date of this Plan.

         1.13 "FAIR MARKET VALUE" means, on any given date, the current fair market value of the shares of Common Stock as determined below:

                  If the Common Stock is not listed on an established stock exchange, the Fair Market Value shall be the average of the final bid and asked quotations on the over-the-counter market in which the Common Stock is traded or, if applicable, the reported "closing" price of a share of Common Stock in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed on one or more established stock exchanges, Fair Market Value shall be deemed to be the highest closing price of a share of Common Stock reported on any such exchange. In any case, if no sale of Common Stock is made on any stock exchange or over-the-


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                  counter market on that date, then Fair Market Value shall be determined as of the next preceding day on which there was a sale. If the Common Stock is not traded, Fair Market Value shall be determined by the Board using any reasonable method in good faith.

         1.14 "INCENTIVE AWARD" means an award which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive a cash payment from the Company or an Affiliate.

         1.15 "MERGER" means the merger transaction contemplated by the Agreement and Plan of Merger, dated as of May 1, 2002, as amended to date, between the Company and Interstate Hotels Corporation.

         1.16 "OPTION" means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

         1.17 "PARTICIPANT" means: (i) an employee of the Company or any Affiliate (including an employee who is a member of the Board), or any individual who provides services to the Company or any Affiliate, (ii) who satisfies the requirements of Article IV and (iii) is selected by the Committee to receive an Award under the Plan.

         1.18 "PERFORMANCE SHARES" means an award, in the amount determined by the Committee and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment.

         1.19 "PERMITTED ACQUIROR" means, if the Merger is completed, any Person who has, as of the day after the Merger is completed, beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 30% or more (on a fully diluted basis) of the Outstanding Company Common Stock or the Outstanding Company Voting Securities; provided, however, that no Person shall be deemed to be a Permitted Acquiror if such Person beneficially owns (as defined in Rule 13d-3 under the Exchange Act) 50% or more (on a fully diluted basis) of the Outstanding Company Common Stock or the Outstanding Company Voting Securities.

         1.20     "PERMITTED FAMILY MEMBERS" shall have the meaning set forth in
Section 6.5 hereof.

         1.21 "PLAN" means the Amended and Restated Interstate Hotels & Resorts, Inc. Incentive Plan.

         1.22 "STOCK AWARD" means Common Stock awarded to a Participant under Article VIII.

         1.23 "TEN PERCENT SHAREHOLDER" means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

                                   ARTICLE II

                                    PURPOSES

The Plan is intended to assist the Company and its Affiliates in (i) attracting and retaining employees, directors and other service providers with ability and initiative, (ii) providing incentives to those deemed important to the success of the Company, (iii) aligning the interests of those individuals with the interests of the Company and its stockholders through opportunities for increased stock ownership. The Plan is intended to permit the grant of Options that qualify as incentive stock options under Section 422 of the Code and nonqualified stock options, Stock Awards, Performance Shares and Incentive Awards. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.


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                                   ARTICLE III

                                 ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall have authority to grant Stock Awards, Performance Shares, Incentive Awards and Options upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or on the transferability or forfeitability of a Stock Award, Incentive Award or Performance Shares. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which an Incentive Award or Performance Shares may be settled. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. Neither the Committee nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, Stock Award, Incentive Award or award of Performance Shares. All expenses of administering this Plan shall be borne by the Company.

The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act; provided, however, the Committee shall not delegate its authority (i) to appoint delegates or its authority to amend or revoke any delegation, (ii) under Articles XI and XII hereof and (iii) to accelerate the exercisability of Options, the transferability of Stock Awards or the time at which Incentive Awards or awards of Performance Shares may be settled. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                                   ARTICLE IV

                                   ELIGIBILITY

Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) or a person whose efforts contribute to the performance or success of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) (other than a Board member who is not also an employee of the Company or an Affiliate) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Directors of the Company who are employees of the Company or an Affiliate may be selected to participate in this Plan.

                                    ARTICLE V

                              STOCK SUBJECT TO PLAN

         5.1 SHARES ISSUED. Upon the award of shares of Common Stock pursuant to a Stock Award or the settlement of a Performance Share award, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of an Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.


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         5.2      AGGREGATE LIMIT. In no event and at no time may the Aggregate
Number of Award Shares exceed the Aggregate Limit, except that a reduction in the number of outstanding shares of Common Stock may cause the Aggregate Limit to be less than the Aggregate Number of Award Shares. If a reduction in the number of issued and outstanding shares of Common Stock causes the Aggregate Limit to be less than the Aggregate Number of Award Shares, (i) no additional Awards may be granted under the Plan until the Aggregate Number of Award Shares does not exceed the Aggregate Limit; and (ii) all Awards already granted prior to the reduction in the Aggregate Limit shall remain in effect in accordance with their terms. The Aggregate Limit and the Aggregate Number of Award Shares shall be subject to adjustment as provided in Article XI.

         5.3 REALLOCATION OF SHARES. If an Award is terminated (for any reason other than its exercise), forfeited or expires unexercised, the number of shares of Common Stock allocated to the Award or portion thereof which was terminated, forfeited or expired unexercised may be reallocated to other Awards to be granted under this Plan.

                                   ARTICLE VI

                                     OPTIONS

         6.1 AWARD. In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by the Option; provided, however, that no individual may be granted Options in any calendar year covering more than 1,000,000 shares of Common Stock.

         6.2 OPTION PRICE. The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant; provided, however, that the price per share for Common Stock purchased on the exercise of any Option shall not be less than the Fair Market Value on the date of grant or, with respect to Options granted in connection with the initial employment of an individual, eighty-five (85%) percent of the Fair Market Value on the date the Option is granted; provided, however, that no more than ten percent (10%) of the shares of Common Stock issued under the Plan may be granted at less than one hundred percent (100%) of Fair Market Value. Notwithstanding the preceding sentence, the price per share for Common Stock purchased on the exercise of any Option that is an incentive stock option shall not be less than the Fair Market Value on the date the Option is granted or, in the case of an incentive stock option granted to an individual who is a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted.

         6.3 MAXIMUM OPTION PERIOD. Unless the relevant Agreement provides otherwise, the maximum period in which an Option may be exercised shall be ten years from date on which such Option was granted, except that no Option that is an incentive stock option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option that is granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option that is an incentive stock option may provide that it is exercisable for a period less than such maximum period.

         6.4 NONTRANSFERABILITY. Except as provided in Section 6.5 hereof, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

         6.5 TRANSFERABLE OPTIONS. Section 6.4 hereof to the contrary notwithstanding, if the applicable Agreement so provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners (collectively, "Permitted Family Members"); provided, however, that the Participant may not receive any consideration for the


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transfer; and further provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such transfer would comply with the requirements of this Plan and the applicable Agreement. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant.

         6.6 EMPLOYEE STATUS. For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or service or within a specified period of time after termination of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons, shall not be deemed interruptions of continuous employment or service.

         6.7 VESTING. Unless the applicable Agreement provides otherwise, one third of the Options subject to an Award shall vest and become exercisable on each anniversary of the date of grant such that the Options subject to such Award will be fully vested on the third anniversary of the date of grant; provided, however, that notwithstanding any vesting dates set forth in the applicable Agreement, the Committee may in its sole discretion accelerate the vesting and exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to vesting and exercisability. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires in accordance with Section 6.3 hereof. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

         6.8 ANNUAL LIMITATION FOR INCENTIVE STOCK OPTIONS. To the extent the aggregate Fair Market Value (determined on the date of grant) of the shares of Common Stock for which an incentive stock options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess incentive stock options shall be treated as nonqualified stock options.

         6.9 PAYMENT. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. If the applicable Agreement so provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company; provided, however, that such shares are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such requirements as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the Option. If Common stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised. Unless the Committee decides otherwise, a Participant may provide instructions to the Company that upon receipt of the Option price in cash from a broker or dealer acting at the direction of the Participant in payment for any shares of Common Stock pursuant to the exercise of an Option, the Company shall issue such shares of Common Stock directly to the designated broker or dealer.

         6.10 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

         6.11 DISPOSITION OF STOCK. A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs: (i) within two years after the grant of an Option or (ii) within one year after the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.


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         6.12     TERMINATION OF EMPLOYMENT OR SERVICE. Unless the applicable
Agreement provides otherwise, if a Participant's employment or service with Company and its Affiliates is terminated, each Option shall expire on the earlier of (x) the last day of the option period and (y) the date that is 90 days after the date of the Participant's termination of employment or service.

                                   ARTICLE VII

                                  STOCK AWARDS

         7.1 AWARD. In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such Award; provided, however, that no individual may receive Stock Awards with respect to more than 250,000 shares of Common Stock in any calendar year and no more than thirty (30%) percent of the shares of Common Stock available under the Plan may be issued in the form of Stock Awards.

         7.2 VESTING. Unless the applicable Agreement provides otherwise, a Stock Award shall be subject to forfeiture restrictions; provided, however, that such forfeiture restrictions shall lapse with respect to one third of the shares of Common Stock subject to the Stock Award on each anniversary of the date of grant such that the Stock Award will be fully vested on the third anniversary of the date of grant; and further provided, however, that notwithstanding the foregoing, the Committee may, in its sole discretion, accelerate the date or dates on which the forfeiture restrictions shall lapse, which acceleration shall not affect the terms and conditions of any such Stock Award other than with respect to vesting.

         7.3 PERFORMANCE OBJECTIVES. In accordance with Section 7.2 hereof, the Committee may prescribe that Stock Awards will be vested immediately upon grant or will become vested or transferable or both based on objectives stated with respect to the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, funds from operations or Fair Market Value or such other criteria as are determined by Committee. If the Committee, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Committee certifies that such objectives have been achieved.

         7.4 EMPLOYEE STATUS. In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

         7.5 SHAREHOLDER RIGHTS. Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

         7.6 TERMINATION OF EMPLOYMENT OR SERVICE. Except to the extent provided in the applicable Agreement, in the event a Participant terminates employment or service with the Company and its Affiliates during the period a Stock Award is subject to forfeiture conditions, that portion of the Stock Award with respect to which the forfeiture conditions have not lapsed shall be completely forfeited.


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                                  ARTICLE VIII

                            PERFORMANCE SHARE AWARDS

         8.1 AWARD. In accordance with the provisions of Article IV, the Committee will designate each individual to whom an award of Performance Shares is to be made and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may receive an award of Performance Shares in any calendar year for more than 50,000 shares of Common Stock.

         8.2 EARNING THE AWARD. The Committee, on the date of the grant of an award, may prescribe that the Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Shares only upon the satisfaction of certain requirements or the attainment of certain objectives. By way of example and not of limitation, the restrictions may provide that Performance Shares will be forfeited without payment if the Participant separates from the service of the Company and its Affiliates before the expiration of a stated term or unless the Company, an Affiliate or an operating unit achieves objectives stated with reference to the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, funds from operations or Fair Market Value or such other criteria as are determined by Committee. If the Committee, on the date of award, prescribes that no payments will be made with respect to Performance Shares unless performance objectives stated with respect to the foregoing criteria are attained, no such payment will be made unless, and then only to the extent that, the Committee certifies that such objectives have been achieved.

         8.3 PAYMENT. In the discretion of the Committee, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

         8.4 SHAREHOLDER RIGHTS. No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and settled by the issuance of Common Stock. After an award of Performance Shares is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

         8.5 NONTRANSFERABILITY. Except as provided in Section 8.6 hereof, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

         8.6 TRANSFERABLE PERFORMANCE SHARES. Section 8.5 hereof to the contrary notwithstanding, the Committee may grant Performance Shares which are transferable to Permitted Family Members to the extent that, and on such terms and conditions as may be permitted by, Securities Exchange Commission Rule 16b-3 as in effect from time to time; provided, however, that the participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such transfer would comply with the requirements of this Plan and the applicable Agreement. The holder of Performance Shares transferred pursuant to this section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant.

         8.7 EMPLOYEE STATUS. In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.


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

                                   ARTICLE IX

                                INCENTIVE AWARDS

         9.1 AWARD. In accordance with the provisions of Article IV, the Committee shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Committee under the procedures established by the Committee; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds the lesser of (i) one hundred (100%) percent of the Participant's base salary (prior to any salary reduction or deferral elections) as of the date of grant of the Incentive Award or (ii) $250,000.

         9.2 TERMS AND CONDITIONS. The Committee, at the time an Incentive Award is made, shall specify the terms and conditions which govern the award. Such terms and conditions shall prescribe that the Incentive Award shall be earned only to the extent that the Company, an Affiliate or an operating unit, during a performance period of at least one year, achieves objectives stated with respect to the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, funds from operations or Fair Market Value or such other criteria as are determined by Committee. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or an Affiliate or that the Company, an Affiliate, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award. The Committee, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant's death, disability, or retirement. No payment shall be made under an Incentive Award except to the extent that the Committee certifies that the objectives governing such award have been achieved.

         9.3 NONTRANSFERABILITY. Except as provided in Section 9.4 hereof, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

         9.4 TRANSFERABLE INCENTIVE AWARDS. Section 9.3 hereof to the contrary notwithstanding, the Committee may grant Incentive Awards which are transferable to Permitted Family Members to the extent that, and on such terms and conditions as may be permitted by, Securities Exchange Commission Rule 16b-3 as in effect from time to time; provided, however, that the participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such transfer would comply with the requirements of this Plan and the applicable Agreement. The holder of an Incentive Award transferred pursuant to this section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant.

         9.5 EMPLOYEE STATUS. If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

         9.6 SHAREHOLDER RIGHTS. No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or any Affiliate on account of such award.

                                    ARTICLE X

                       ACCELERATION UPON CHANGE IN CONTROL

In the event of a Change in Control, all outstanding Awards shall become fully vested and/or exercisable, as applicable, and, upon at least 10 days prior written notice by the Committee before the date of the consummation of such Change in Control, the Committee may, in its sole discretion, elect to either force the exercise of any outstanding Awards within such 10 day period, or cancel any outstanding Awards and pay to the holders thereof, in cash or stock or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event of a Change in Control.

                                   ARTICLE XI

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares as to which Options, Stock Awards and Performance Shares may be granted under this Plan, the option price of any outstanding Option, and the terms and conditions of all outstanding Awards shall be adjusted as the Committee shall determine to be equitably required in the event that there is an increase or reduction in the number of shares of Common Stock, or any change (including, but not limited to, a change in value) in the shares of Common Stock or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split up, subdivision or consolidation of shares, extraordinary dividend, change in corporate structure or otherwise. Any determination made under this Article XI by the Committee shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, Stock Awards and Performance Shares may be granted, the per individual limitations on the number of shares for which Options, Stock Awards and Performance Shares may be granted or the terms of outstanding Stock Awards, Options, Incentive Awards or Performance Shares.

The Committee may make Stock Awards and may grant Options, Incentive Awards and Performance Shares in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XI. Notwithstanding any provision of the Plan (other than the limitation of Section
5.2 hereof), the terms of such substituted Stock Awards, Options, Incentive Awards or Performance Share grants shall be as the Committee, in its discretion, determines is appropriate. Notwithstanding the foregoing, the numerical limitations on the various types of Awards set forth in Sections 1.2, 6.1, 7.1 and 8.1 shall not be adjusted in respect of a reverse stock split approved by stockholders at the Company's 2002 annual meeting of stockholders.

                                   ARTICLE XII

                             COMPLIANCE WITH LAW AND
                  APPROVAL OF REGULATORY BODIES; GOVERNING LAW

No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed The Company shall be under no obligation to register for sale under the Securities Act of 1933, as amended, any of the shares of Common Stock to be offered or sold under this Plan. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised or a Performance Share settled may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters. Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

                                  ARTICLE XIII

                               GENERAL PROVISIONS

         13.1 EFFECT ON EMPLOYMENT AND SERVICE. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

         13.2 UNFUNDED PLAN. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         13.3 RULES OF CONSTRUCTION. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         13.4     TAX WITHHOLDING.

                  (i) A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any shares of Common Stock or other property deliverable under any Option or other Award or from any compensation or other amounts owing to a Participant the amount (in cash, Common Stock or other property) of any required tax withholding and payroll taxes in respect of an Option or other Award, its exercise, or any payment or transfer under an Option or other Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

                  (ii) Without limiting the generality of clause (i) above, if so provided in an Agreement, a Participant may satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by delivery of shares of Common Stock owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months or purchased on the open market) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of shares of Common Stock otherwise issuable pursuant to the exercise of the Option or other Award a number of shares with a Fair Market Value equal to such withholding liability.

         13.5 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Affiliate except as otherwise specifically provided in such other plan.

         13.6 RELIANCE ON REPORTS. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

         13.7 SEVERABILITY. If any provision of the Plan or any Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Option or other Award, or would disqualify the Plan or any Option or other Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option or the other Award, such provision shall be stricken as to such jurisdiction, person or Option or other Award and the remainder of the Plan and any such Option or other Award shall remain in full force and effect.

                                   ARTICLE XIV

                            AMENDMENT OR TERMINATION

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) changes the class of individuals eligible to become Participants, (iii) increases the benefits that may be provided under the Plan, or (iv) reduces the exercise price of any Option. Without prior shareholder approval, the Committee may not cancel any outstanding Option and replace it with a new Option (with a lower exercise price) in a manner which would either (i) be reportable on the Company's proxy statement as Options which have been "repriced" (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (ii) result in any Option being accounted for under the "variable" method for financial statement reporting purposes. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made. Subject to the foregoing, the Committee may, to the extent consistent with the terms of any Award, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award thereafter granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant in respect of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

                                   ARTICLE XV

                                DURATION OF PLAN

No Award may be granted under this Plan more than ten years after the earlier of the date this Plan was adopted by the Board or the date this Plan was originally approved by stockholders, as reflected in Article XVI. Awards granted before the effective date shall remain valid in accordance with their terms.

                                   ARTICLE XVI

                             EFFECTIVE DATE OF PLAN

The Plan was originally adopted by the Board on June 14, 2002, and approved by shareholders on July 30, 2002.